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                                                                     EXHIBIT 23B

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Information Resource Engineering, Inc.

We consent to the use of our report incorporated herein by reference.

Baltimore, Maryland                            /s/ KPMG LLP
August 3, 2000








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